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                                                                   EXHIBIT 10(h)


                          BEARINGS, INC. FORM 10-K FOR
                        FISCAL YEAR ENDED JUNE 30, 1994


                                    SCHEDULE
                           PURSUANT TO INSTRUCTION 2
                         ITEM 601(a) OF REGULATION S-K


The Director and Officer Indemnification Agreements presently in effect for the Company's directors and executive officers are identical in all material respects. The Directors having executed such form of Agreement are:

   W. G. Bares
   W. E. Butler
   J. C. Dannemiller
   R. B. Every
   R. R. Gifford
   L. T. Hiltz
   J. J. Kahl
   G. L. LaMore
   J. C. Robinson
   J. S. Thornton

The Officers having executed such form of Agreement are (in addition to Messrs. Dannemiller and Robinson):

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
   F. A. Martins  -  Vice President-Marketing
   F. L. Mohr     -  Vice President-Sales & Marketing
   R. C. Shaw     -  Vice President-Communications &
                            Public Relations
   R. C. Stinson  -  Vice President-General Counsel &
                            Secretary
   J. R. Whitten  -  Vice President-Finance & Treasurer
   M. O. Eisele   -  Controller

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